UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 22, 2017

Merion, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

None

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2017, Merion, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “First Purchase Agreement”) with Yongnian Sun (the “First Purchaser”), pursuant to which the Company sold to the First Purchaser in a private placement 11,110 shares (the “First Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.90 per First Share for an aggregate offering price of $10,000 (the “First Private Placement”). The First Private Placement will be completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

On December 23, 2017, the Company entered into a Securities Purchase Agreement (the “Second Purchase Agreement” and together with the First Purchase Agreement, the “Purchase Agreements”) with Changqian Liu (the “Second Purchaser”), pursuant to which the Company sold to the Second Purchaser in a private placement 111,110 shares (the “Second Shares”) of Common Stock at a purchase price of $0.90 per Second Share for an aggregate offering price of $100,000 (the “Second Private Placement”). The Second Private Placement will be completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the respective Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the Purchase Agreements are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The Purchase Agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The foregoing summary of the terms of the Purchase Agreements is subject to, and qualified in its entirety by, the Purchase Agreements, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Securities Purchase Agreement by and between Merion, Inc. and Yongnian Sun, dated December 22, 2017.

10.2	Securities Purchase Agreement by and between Merion, Inc. and Changqian Liu, dated December 23, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merion, Inc.

Dated: December 28, 2017	By:	/s/ Ding Hua Wang
Ding Hua Wang
President, Chief Executive Officer and Chief Financial Officer

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